EXHIBIT 2

Colorado Secretary of State
                                                                              Date and Time: 11/19/2013 13:42 PM
                                                          $150.00                                        ID Number: 20131338225
Amount Paid: $150.00

Statement of Merger
(Surviving Entity is a Domestic Entity)

1.	For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are:

ID Number                                         20131338225
               (Colorado Secretary of State ID number)

Entity name or true name               Advanced Cannabis Solutions Corporation

Form of entity                                  Corporation

Jurisdiction                                      Colorado

Street address                                 7750 N. Union Blvd., Suite 201
                                                          (Street number and name)

   Colorado Springs                CO                       80920
(City)                               (State)                 (Zip/Postal Code)

2.	For the surviving entity, its entity ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are:

ID Number                                       19871759363
             (Colorado Secretary of State ID number)

Entity name or true name             Advanced Cannabis Solutions, Inc.

Form of entity                                Corporation

Jurisdiction                                    Colorado

Street address                               7750 N. Union Blvd., Suite 201
                                                        (Street number and name)

   Colorado Springs                 CO                        80920
(City)                               (State)                 (Zip/Postal Code)

3.	Each merging entity has been merged into the surviving entity.

4.	Not applicable.

5.	The true name and mailing address of the individual causing this document to be delivered for filing are:

Hart                               Will                                       _____________            ___________
(Last)                                 (First)                                    (Middle)                          (Suffix)

   1624 Washington St.
(Street number and name)

   Denver                                          Colorado                                   80203
              (City)                                   (State)                             (ZIP/Postal Code)

ACS Statement of Merger 2-5-14